Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Greenlane Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jason Hitchcock, the Chief Executive Officer of the Company, and I, Vanessa Guzmán-Clark, the Chief Financial Officer of the Company, certify, to our knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2026	/s/ Jason Hitchcock
Jason Hitchcock
Chief Executive Officer
(Principal Executive Officer)

/s/ Vanessa Guzmán-Clark
Vanessa Guzmán-Clark
Chief Financial Officer
(Principal Financial Officer)